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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)   June 13, 2003
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                           REGENCY CENTERS CORPORATION
             (Exact name of registrant as specified in its charter)


           Florida                        001-12298             59-3191743
           -------                        ---------             ----------
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)


          121 West Forsyth Street, Suite 200                      32202
                                                                  -----
                Jacksonville, Florida
       (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number including area code: (904)-598-7000
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                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 9.   Regulation FD Disclosure

Regency Centers Corporation announced yesterday that it has agreed to purchase up to $150 million of stock from Security Capital Group Incorporated in connection with Security Capital's sale of shares in an underwritten public offering and private sales contracts with certain of the underwriters. Regency will pay the same price per share as the offering price to the public. Based on the $34.45 closing price of Regency's common stock on the New York Stock Exchange on June 12, 2003, Regency would acquire up to approximately 4,354,000 shares concurrently with the closing of the public offering.

Regency plans to fund the share repurchase in the near term by drawing on its line of credit and over time by reducing the amount so drawn through:

        o        accelerating the sale of non-core assets; and
        o additional property dispositions through expanded joint venture activities.

Regency expects that the long-term impact of the transaction will generally be balance-sheet and earnings neutral.

*****

This Form 8-K contains forward-looking statements about the impact of the share purchase. Regency believes that these forward-looking statements are based on reasonable assumptions. However, actual results may be materially different from these forward-looking statements. Any share repurchase and the actual dollar amount of the share repurchase are conditioned on the number of other shares that Security Capital sells in the offering. Uncertainties that could affect actual results following the repurchase include (1) the timing and prices of asset sales and joint venture transactions and (2) changes in interest rates.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        REGENCY CENTERS CORPORATION
                                        (registrant)


June 13, 2003                           By:   /s/ J. Christian Leavitt
                                           -------------------------------------
                                              J. Christian Leavitt, Senior Vice
                                              President, Finance and Principal
                                              Accounting Officer










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